UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 11, 2004

CBD Media LLC

(Exact name of registrant as specified in its chapter)

Delaware	333-107783	02-0553288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Plum Street, Suite 900

Cincinnati, Ohio 45202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 397-6794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition*

On November 11, 2004, CBD Media LLC issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Exhibits*

(c) Exhibits

Exhibit No.	Description
99.1	CBD Media LLC’s press release announcing earnings for the third quarter of 2004.

*	The information in these Items 2.02 and 9.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in these Items 2.02 and 9.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 12th day of November 2004.

CBD MEDIA LLC

By:
Name:	John P. Schwing
Title:	Vice President of Finance and Administration and Chief Financial Officer